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7,726 Share Purchase Warrants                  Void After April 30, 2000

                    SHARE PURCHASE WARRANT CERTIFICATE

                     SPECTRUM SIGNAL PROCESSING INC.

            (Incorporated under the laws of British Columbia)

THIS IS TO CERTIFY THAT, for value received, ANDY TALBOT (the "Warrant Holder") of 212 Brooktondale Road, Brooktondale, New York, U.S.A. 14817 shall have the right to purchase from Spectrum Signal Processing Inc. (the "Company"), upon and subject to the terms and conditions hereinafter referred to, at any time and from time to time up to 4:00 p.m. (Vancouver time) on April o , 2000 (the "Expiry Time") one fully paid and non-assessable common share in the capital of the Company for each warrant represented hereby at a price of (CDN) $9.06 per share (the "Exercise Price"). After the Expiry Time this warrant certificate and all rights conferred hereby shall be void and of no value.

The right to purchase common shares in the capital of the Company may only be exercised by the Warrant Holder within the time hereinbefore set out by:


(a) duly completing and executing the subscription form attached hereto, in the manner therein indicated;

(b) surrendering this warrant certificate to the Company's Registrar and Transfer Agent, Montreal Trust Company of Canada at its principal office in Vancouver, British Columbia; and

(c) paying the appropriate purchase price for the common shares of the Company subscribed for, either in cash or by certified cheque.

Upon surrender and payment, the Company will issue to the Warrant Holder the number of common shares subscribed for. Within three business days of surrender and payment the Company will mail to the Warrant Holder a certificate evidencing the common shares subscribed for. If the Warrant Holder subscribes for a lesser number of common shares than the number of shares permitted by this warrant certificate, the Company shall within three business days of surrender of this certificate as set forth above cause to be delivered to the Warrant Holder a further warrant certificate in respect of the common shares referred to in this warrant certificate but not subscribed for.


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In the event of any subdivision of the common shares of the Company as such are constituted on the date hereof, at any time while the warrants represented by this certificate are outstanding, into a greater number of common shares, the Company will thereafter deliver at the time or times of purchase of the shares hereunder, in addition to the number of shares in respect of which the right to purchase is then being exercised, such additional number of shares as result from such subdivision without any additional payment or other consideration therefore.

In the event of any consolidation of the common shares of the Company as such common shares are constituted on the date hereof, at any time while the warrants represented by this certificate are outstanding, into a lesser number of common shares, the number of shares represented by this warrant certificate shall thereafter be deemed to be consolidated in like manner and any subscription by the Warrant Holder for shares hereunder shall be deemed to be a subscription for shares of the Company as consolidated.

In the event of any reclassification of the common shares of the Company at any time while this warrant certificate is outstanding, the Company shall thereafter deliver at the time of purchase of shares hereunder the number of shares of the appropriate class resulting from the reclassification as the Warrant Holder would have been entitled to receive in respect of the number of shares so purchased had right to purchase been exercised before such reclassification.

If at any time while this warrant certificate is outstanding the Company shall pay any stock dividend upon the common shares of the Company in respect of which the right to purchase is herein given, the Company shall thereafter deliver at the time of purchase of shares hereunder, in addition to the number of shares in respect of which the right to purchase is then being exercised, the additional number of shares of the appropriate class as would have been outstanding on the record date for the payment of the stock dividend.

In the event of any reclassification, capital reorganization or other change of outstanding common shares of the Company (other than a subdivision or combination of the outstanding common shares) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding common shares of the class issuable upon exercise of the warrants represented by this certificate) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Warrant Holder shall have the right thereafter, by exercising the warrants represented by this certificate, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of common shares that might have been received upon the exercise of the warrants represented by this certificate immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in

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                                  - 3 -


this certificate. The foregoing provisions of this certificate shall similarly apply to successive reclassifications, capital reorganizations and changes of common shares and to successive consolidations, mergers, sales or conveyances.

The Company's Registrar and Transfer Agent will maintain a register of Warrant Holders and register of transfers. A transferee of any of the warrants represented by this certificate will be recorded on the register as a holder by delivering to the Company or to the Company's Registrar and Transfer Agent this warrant certificate with the attached transfer form duly completed and endorsed for transfer. A transfer of warrants will not be recorded if the Company's Registrar and Transfer Agent is of the opinion that the transfer is in breach of any applicable securities law. A new warrant certificate will be issued and delivered to the transferee and, for transfers of less than all of the warrants represented by this certificate, a new certificate for the balance of the warrants retained by the transferor will be issued and delivered to the transferor within ten days after the date on which the transfer is recorded in the register of transfers.

The holding of this warrant certificate or the warrants represented hereby shall not constitute the Warrant Holder a member of the Company.

Time shall be of the essence hereof.

This warrant certificate shall not be valid for any purchase whatever until it has been countersigned by or on behalf of the Company's
Registrar and Transfer Agent.

IN WITNESS WHEREOF THE COMPANY has caused this warrant certificate to be issued by its duly authorized signatory.

SPECTRUM SIGNAL PROCESSING INC.

Per:
/s/ Barry Jinks
______________________________
Authorized Signatory


MONTREAL TRUST COMPANY OF CANADA

Per:
/s/ June P. Glover
______________________________
Authorized Signatory


DATE: ________________________



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                            SUBSCRIPTION FORM



TO:      SPECTRUM SIGNAL PROCESSING INC. AND
         MONTREAL TRUST COMPANY OF CANADA

Dear Sirs:

The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ common shares in the capital stock of SPECTRUM SIGNAL PROCESSING INC. referred to in the warrant certificate surrendered herewith according to the conditions thereof and herewith makes payment by cash or certified cheque of the purchase price in full for the said shares.

Please issue a certificate for the shares being purchased as follows in the name of the undersigned:


         NAME:    _______________________________
                           (Please Print)

         ADDRESS: ______________________________

                  ______________________________

                  ______________________________


Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the undersigned.

DATED this _______ day of ___________________, 19_______.


_____________________________
(Signature)